MORGAN STANLEY DEAN WITTER NATURAL RESOURCE       TWO WORLD TRADE CENTER,
DEVELOPMENT SECURITIES INC.                       NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1999

DEAR SHAREHOLDER:

During the twelve-month period ended February 28, 1999, commodity and energy prices remained under pressure as the Commodity Research Bureau (CRB) Index declined to its lowest level in more than two decades and the Goldman Sachs Commodity Index ended the year down -32.96 percent. As a result, shares of most basic-industry companies performed poorly.

Despite the poor overall picture, some commodities are showing signs of improvement as supply and demand come into balance. For example, in the forest products and paper sector, restrained capacity growth and consolidation of assets through mergers has significantly and favorably contained inventory levels of different grades of paper in light of a bleak demand outlook. Within the energy sector, prices may also have seen their cycles bottom, as announcements in advance of a March 23, 1999, OPEC meeting signaled a further effort to reduce production to match it with daily oil demand, thus boosting prices.

PERFORMANCE AND PORTFOLIO

For the 12-month period ended February 28, 1999, Morgan Stanley Dean Witter Natural Resource Development Securities Class B shares produced a total return of -26.60 percent, compared to -29.60 percent for the Lipper Natural Resources Funds Average and 19.74 percent for the broad-based S&P 500 Index. For the same period, the Fund's Class A, C and D shares returned -26.04 percent, -26.67 percent and -25.86 percent, respectively. Performance of the Fund's four classes varies because of differing expenses. The accompanying chart illustrates the Fund's performance versus the Lipper Natural Resources Funds Average and the S&P 500 Index.

While the Fund sharply underperformed the broad-market index, it did outperform the average fund in its Lipper peer group. We attribute this outperformance to the Fund's focus on diversification within the commodity-related sectors and its bias toward both quality and liquidity.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1999, CONTINUED

During the fiscal year, the Fund sold or reduced positions in Alcan Aluminum, Reynolds Metals, Imperial Chemical, Solutia and Case. The Fund added to existing positions in the paper group and initiated a position in Georgia Pacific. It also increased its exposure to gold by adding Placer Dome. At the end of February, 44.5 percent of the Fund's assets were allocated to the basic energy sector (e.g., integrated oil companies, natural gas, oil and gas production, and oil refining and marketing), 37.7 percent to the metals and basic materials sectors (e.g., major chemicals, forest products, paper, precious metals, steel and iron ore) and 15.7 percent to the energy development and technology sectors (e.g., contract drilling, diversified manufacturing, oilfield services and equipment).

LOOKING AHEAD

In the latter part of 1998, lower interest rates generally prevailed as much of the world (excluding the United States) experienced slow economic growth and concerted central bank policies aimed at stimulating local economies. We expect this global easing to translate into a gradual reflation of economic activity and hence higher commodity prices over time.

As 1999 unfolds, there is increasing evidence of a pickup in economic activity in certain Asian economies. Recent strength in the Japanese equity market implies that investors may believe the bottom there has been reached. We are encouraged by the increased demand for pulp and paper products, to which stocks have reacted positively. We expect the increase in economic activity to broaden and to affect other commodities such as steel, aluminum, copper and gold. While it appears that the worst may be over, any recovery could be long and slow. Finally, we believe that, after a protracted period of underperformance, the natural resources sector represents good relative value.

We appreciate your ongoing support of Morgan Stanley Dean Witter Natural Resource Development Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE
DEVELOPMENT SECURITIES INC.
FUND PERFORMANCE FEBRUARY 28, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Growth of $10,000--Class B
            Shares
                                                          Lipper
       ($ in Thousands)            Fund     S&P 500(4)      (5)
February-1989                      $10,000      $10,000    $10,000
February-1990                      $12,111      $11,884    $12,250
February-1991                      $12,458      $13,627    $12,070
February-1992                      $12,220      $15,810    $11,652
February-1993                      $13,847      $17,494    $12,693
February-1994                      $15,531      $18,947    $15,159
February-1995                      $15,334      $20,341    $14,242
February-1996                      $19,064      $27,391    $17,867
February-1997                      $23,045      $34,557    $21,981
February-1998                      $26,946      $46,648    $22,476
February-1999                   $19,780(3)      $55,856    $15,823

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                           AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------
                 CLASS B SHARES*                                             CLASS A SHARES+
--------------------------------------------------      ----------------------------------------------------------
PERIOD ENDED 2/28/99                                    PERIOD ENDED 2/28/99
-------------------------                               --------------------------
1 Year                         -26.60%(1)     -30.23%(2) 1 Year                          -26.04%(1)         -29.93%(2)
5 Year                           4.96(1)       4.67(2)  Since Inception (7/28/97)        -17.42(1)          -20.18(2)
10 Year                          7.06(1)       7.06(2)

                 CLASS C SHARES++                                            CLASS D SHARES++
--------------------------------------------------      ----------------------------------------------------------
PERIOD ENDED 2/28/99                                    PERIOD ENDED 2/28/99
-------------------------                               --------------------------
1 Year                         -26.67%(1)     -27.39%(2) 1 Year                          -25.86%(1)
Since Inception (7/28/97)      -18.08(1)     -18.08(2)  Since Inception (7/28/97)        -17.22(1)

------------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on February 28, 1999.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Natural Resources Funds Average tracks the performance of all funds which invest more than 65% of their equity commitment in natural resource stocks, as reported by Lipper Analytical Services, Inc.
* The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+  The maximum front-end sales charge for Class A is 5.25%.
++ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++  Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1999

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.9%)
           BASIC ENERGY (44.5%)
           CANADIAN OIL & GAS (0.5%)
 175,000   Gulf Canada Resources, Ltd. (Canada)*..............................................  $    404,687
 174,831   Ranger Oil Ltd.....................................................................       491,712
                                                                                                ------------
                                                                                                     896,399
                                                                                                ------------
           INTEGRATED OIL COMPANIES (26.3%)
  50,000   Atlantic Richfield Co..............................................................     2,731,250
  60,000   BP Amoco PLC (ADR) (United Kingdom)................................................     5,100,000
  25,000   Chevron Corp.......................................................................     1,921,875
  45,000   Ente Nazionale Idrocarburi SpA (ADR) (Italy).......................................     2,655,000
 115,000   Exxon Corp.........................................................................     7,654,687
  25,000   Kerr-McGee Corp....................................................................       714,063
  95,000   Mobil Corp.........................................................................     7,902,812
  35,000   PennzEnergy Co.....................................................................       328,125
 117,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)......................................     5,133,375
  95,000   Texaco, Inc........................................................................     4,423,437
  70,000   Unocal Corp........................................................................     1,973,125
  95,000   YPF Sociedad Anonima (ADR) (Argentina).............................................     2,755,000
                                                                                                ------------
                                                                                                  43,292,749
                                                                                                ------------
           NATURAL GAS (0.8%)
  60,000   KN Energy, Inc.....................................................................     1,256,250
                                                                                                ------------
           OIL & GAS PRODUCTION (6.4%)
  50,000   Anardarko Petroleum Corp...........................................................     1,375,000
  80,000   Apache Corp........................................................................     1,595,000
  70,000   Burlington Resources, Inc..........................................................     2,266,250
  55,000   Cabot Oil & Gas Corp. (Class A)....................................................       601,562
  25,000   Devon Energy Corp..................................................................       585,937
  10,000   Noble Affiliates, Inc..............................................................       226,250
  22,500   Nuevo Energy Co.*..................................................................       157,500
  80,000   Occidental Petroleum Corp..........................................................     1,205,000
  25,000   Snyder Oil Corp....................................................................       260,937
  55,000   St. Mary Land & Exploration Co.....................................................       825,000
  71,500   Swift Energy Co.*..................................................................       429,000
  55,000   Union Pacific Resources Group, Inc.................................................       491,563
  80,000   Vintage Petroleum, Inc.............................................................       355,000
 100,000   Wiser Oil Co.......................................................................       168,750
                                                                                                ------------
                                                                                                  10,542,749
                                                                                                ------------
           OIL REFINING/MARKETING (3.8%)
  35,000   Pennzoil-Quaker State Co...........................................................       435,313
  40,000   Petro-Canada (Canada)..............................................................       429,908

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
  25,000   Sunoco, Inc........................................................................  $    760,938
  35,000   Tosco Corp.........................................................................       724,063
  75,000   Total S.A. (ADR) (France)..........................................................     3,871,875
                                                                                                ------------
                                                                                                   6,222,097
                                                                                                ------------
           OIL/GAS TRANSMISSION (6.7%)
  70,000   El Paso Energy Corp................................................................     2,550,625
  45,000   Enron Corp.........................................................................     2,925,000
  40,000   Enron Oil & Gas Co.................................................................       660,000
 135,000   Williams Companies, Inc............................................................     4,995,000
                                                                                                ------------
                                                                                                  11,130,625
                                                                                                ------------

           TOTAL BASIC ENERGY.................................................................    73,340,869
                                                                                                ------------

           ENERGY DEVELOPMENT &
           TECHNOLOGY (15.7%)
           CONTRACT DRILLING (2.9%)
  35,000   Diamond Offshore Drilling, Inc.....................................................       724,062
  75,000   ENSCO International, Inc...........................................................       665,625
  30,000   Global Marine, Inc.*...............................................................       232,500
  40,000   Marine Drilling Company, Inc.*.....................................................       255,000
  65,000   Nabors Industries, Inc.*...........................................................       747,500
  25,000   Noble Drilling Corp.*..............................................................       309,375
  20,000   Patterson Energy, Inc.*............................................................        55,625
  25,000   Precision Drilling Corp. (Class A) (Canada)*.......................................       229,687
  88,500   R & B Falcon Corp.*................................................................       486,750
  25,000   Santa Fe International Corp........................................................       334,375
  40,000   Transocean Offshore Inc............................................................       825,000
                                                                                                ------------
                                                                                                   4,865,499
                                                                                                ------------
           DIVERSIFIED MANUFACTURING (2.8%)
  95,000   Allegheny Teledyne Inc.............................................................     1,959,375
  65,000   AlliedSignal, Inc..................................................................     2,689,375
                                                                                                ------------
                                                                                                   4,648,750
                                                                                                ------------
           OILFIELD SERVICES/EQUIPMENT (10.0%)
  50,000   Baker Hughes, Inc..................................................................       900,000
  25,000   BJ Services Co.*...................................................................       351,563
  60,000   Cooper Cameron Corp.*..............................................................     1,387,500
 110,000   Global Industries Ltd.*............................................................       556,875
 125,000   Halliburton Co.....................................................................     3,531,250
   5,000   National-Oilwell, Inc.*............................................................        44,375
  20,000   Offshore Logistics, Inc.*..........................................................       173,750
  30,000   Petroleum Geo - Services ASA (ADR) (Norway)*.......................................       343,125
  83,200   Schlumberger, Ltd..................................................................     4,040,400
  30,000   Smith International, Inc.*.........................................................       729,375
  32,500   Stolt Comex Seaway, S.A. (ADR) (United Kingdom)*...................................       190,938

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
  70,000   Stolt Comex Seaway, S.A. (United Kingdom)*.........................................  $    457,188
  30,000   Trico Marine Service, Inc.*........................................................       129,375
  55,000   UTI Energy Corp.*..................................................................       319,688
  90,000   Varco International, Inc.*.........................................................       697,500
  65,000   Veritas DGC Inc.*..................................................................       613,438
 116,500   Weatherford International, Inc.*...................................................     1,980,500
                                                                                                ------------
                                                                                                  16,446,840
                                                                                                ------------
           TOTAL ENERGY DEVELOPMENT & TECHNOLOGY..............................................    25,961,089
                                                                                                ------------
           METALS AND BASIC MATERIALS (37.7%)
           ALUMINUM (2.2%)
  90,000   Alcoa Inc..........................................................................     3,645,000
                                                                                                ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.9%)
  45,000   Deere & Co.........................................................................     1,470,937
                                                                                                ------------
           CONTAINERS/PACKAGING (2.6%)
  78,000   Owens-Illinois, Inc.*..............................................................     1,867,125
  40,000   Temple-Inland, Inc.................................................................     2,397,500
                                                                                                ------------
                                                                                                   4,264,625
                                                                                                ------------
           ENVIRONMENTAL SERVICES (0.2%)
  15,500   Casella Waste Systems Inc., (Class A)*.............................................       315,812
                                                                                                ------------
           FOREST PRODUCTS (1.1%)
  25,000   Georgia-Pacific Group..............................................................     1,831,250
                                                                                                ------------
           INDUSTRIAL MACHINERY/COMPONENTS (1.0%)
  34,200   Ingersoll-Rand Co..................................................................     1,624,500
                                                                                                ------------
           MAJOR CHEMICALS (6.9%)
  35,000   Dow Chemical Co....................................................................     3,443,125
  75,000   Du Pont (E.I.) de Nemours & Co., Inc...............................................     3,848,437
  90,000   Monsanto Co........................................................................     4,100,625
                                                                                                ------------
                                                                                                  11,392,187
                                                                                                ------------
           METALS FABRICATIONS (0.6%)
  40,000   Reliance Steel & Aluminum Co.......................................................     1,022,500
                                                                                                ------------
           PAINTS/COATINGS (0.9%)
  30,000   PPG Industries, Inc................................................................     1,561,875
                                                                                                ------------
           PAPER (8.6%)
  50,000   Boise Cascade Corp.................................................................     1,553,125
  50,000   Bowater, Inc.......................................................................     2,106,250
  50,000   Champion International Corp........................................................     1,850,000

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
 100,000   Mead Corp..........................................................................  $  3,043,750
  40,000   Union Camp Corp....................................................................     2,675,000
  80,000   Willamette Industries, Inc.........................................................     2,915,000
                                                                                                ------------
                                                                                                  14,143,125
                                                                                                ------------
           PRECIOUS METALS (6.1%)
 160,000   Barrick Gold Corp. (Canada)........................................................     2,830,000
 100,000   Getchell Gold Corp.*...............................................................     2,593,750
 100,000   Newmont Mining Corp................................................................     1,725,000
 100,000   Placer Dome Inc. (Canada)..........................................................     1,093,750
  82,950   Stillwater Mining Co.*.............................................................     1,902,666
                                                                                                ------------
                                                                                                  10,145,166
                                                                                                ------------
           SPECIALTY CHEMICALS (2.0%)
  60,000   Avery Dennison Corp................................................................     3,221,250
                                                                                                ------------
           SPECIALTY STEELS (0.8%)
  30,000   Nucor Corp.........................................................................     1,336,875
                                                                                                ------------
           STEEL/IRON ORE (3.8%)
  80,000   AK Steel Holding Corp..............................................................     1,745,000
  95,000   British Steel PLC (ADR) (United Kingdom)...........................................     1,870,313
  45,000   Lone Star Technologies, Inc.*......................................................       582,188
  80,000   USX-U.S. Steel Group...............................................................     2,025,000
                                                                                                ------------
                                                                                                   6,222,501
                                                                                                ------------

           TOTAL METALS & BASIC MATERIALS.....................................................    62,197,603
                                                                                                ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $178,309,725) (a)........................................................   97.9 %   161,499,561

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    2.1       3,450,760
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 164,950,321
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $22,003,093 and the aggregate gross unrealized depreciation is $38,813,257, resulting in net unrealized depreciation of $16,810,164.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999

ASSETS:
Investments in securities, at value
  (identified cost $178,309,725)..............................................................  $161,499,561
Receivable for:
    Investments sold..........................................................................     3,676,977
    Dividends.................................................................................       416,280
    Capital stock sold........................................................................       195,092
    Foreign withholding taxes reclaimed.......................................................        34,594
Prepaid expenses and other assets.............................................................        98,252
                                                                                                ------------
     TOTAL ASSETS.............................................................................   165,920,756
                                                                                                ------------
LIABILITIES:
Payable for:
    Capital stock repurchased.................................................................       196,014
    Plan of distribution fee..................................................................       127,550
    Investment management fee.................................................................        88,601
Payable to bank...............................................................................       447,129
Accrued expenses and other payables...........................................................       111,141
                                                                                                ------------
     TOTAL LIABILITIES........................................................................       970,435
                                                                                                ------------
     NET ASSETS...............................................................................  $164,950,321
                                                                                                ------------
                                                                                                ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $193,467,539
Net unrealized depreciation...................................................................   (16,810,164)
Accumulated net investment loss...............................................................       (52,409)
Accumulated net realized loss.................................................................   (11,654,645)
                                                                                                ------------
     NET ASSETS...............................................................................  $164,950,321
                                                                                                ------------
                                                                                                ------------
CLASS A SHARES:
Net Assets....................................................................................      $691,035
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................        68,091
     NET ASSET VALUE PER SHARE................................................................        $10.15
                                                                                                ------------
                                                                                                ------------
     MAXIMUM OFFERING PRICE PER SHARE,
      (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).........................................        $10.71
                                                                                                ------------
                                                                                                ------------
CLASS B SHARES:
Net Assets....................................................................................  $147,527,336
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................    14,708,614
     NET ASSET VALUE PER SHARE................................................................        $10.03
                                                                                                ------------
                                                                                                ------------
CLASS C SHARES:
Net Assets....................................................................................    $1,277,627
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................       127,480
     NET ASSET VALUE PER SHARE................................................................        $10.02
                                                                                                ------------
                                                                                                ------------
CLASS D SHARES:
Net Assets....................................................................................   $15,454,323
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................     1,516,381
     NET ASSET VALUE PER SHARE................................................................        $10.19
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1999

NET INVESTMENT LOSS:
INCOME
Dividends (net of $93,493 foreign withholding tax)............................................  $  3,683,514
Interest......................................................................................       188,322
                                                                                                ------------

     TOTAL INCOME.............................................................................     3,871,836
                                                                                                ------------

EXPENSES
Plan of distribution fee (Class A shares).....................................................         1,320
Plan of distribution fee (Class B shares).....................................................     2,124,861
Plan of distribution fee (Class C shares).....................................................        12,497
Investment management fee.....................................................................     1,408,351
Transfer agent fees and expenses..............................................................       342,988
Registration fees.............................................................................        93,922
Shareholder reports and notices...............................................................        87,009
Professional fees.............................................................................        69,946
Custodian fees................................................................................        22,782
Directors' fees and expenses..................................................................        17,187
Other.........................................................................................         9,972
                                                                                                ------------

     TOTAL EXPENSES...........................................................................     4,190,835
                                                                                                ------------

     NET INVESTMENT LOSS......................................................................      (318,999)
                                                                                                ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss.............................................................................   (10,954,030)
Net change in unrealized appreciation.........................................................   (56,429,019)
                                                                                                ------------

     NET LOSS.................................................................................   (67,383,049)
                                                                                                ------------

NET DECREASE..................................................................................  $(67,702,048)
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR     FOR THE YEAR
                                                                  ENDED            ENDED
                                                               FEBRUARY 28,     FEBRUARY 28,
                                                                   1999            1998*
---------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................  $    (318,999)   $    (351,725)
Net realized gain (loss)....................................    (10,954,030)      13,069,671
Net change in unrealized appreciation.......................    (56,429,019)      28,945,843
                                                              --------------   --------------

     NET INCREASE (DECREASE)................................    (67,702,048)      41,663,789
                                                              --------------   --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class B shares..........................................       --               (105,075)
Net realized gain
    Class A shares..........................................         (5,526)          (9,967)
    Class B shares..........................................     (2,604,507)     (32,041,346)
    Class C shares..........................................        (14,135)         (36,377)
    Class D shares..........................................       (114,256)        (416,177)
                                                              --------------   --------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (2,738,424)     (32,608,942)
                                                              --------------   --------------
Net increase (decrease) from capital stock transactions.....    (52,899,959)      31,247,222
                                                              --------------   --------------

     NET INCREASE (DECREASE)................................   (123,340,431)      40,302,069

NET ASSETS:
Beginning of period.........................................    288,290,752      247,988,683
                                                              --------------   --------------

     END OF PERIOD
    (INCLUDING NET INVESTMENT LOSSES OF $52,409 AND $49,179,
    RESPECTIVELY)...........................................  $ 164,950,321    $ 288,290,752
                                                              --------------   --------------
                                                              --------------   --------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Natural Resource Development Securities Inc. (the "Fund"), formerly Dean Witter Natural Resource Development Securities Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund invests primarily in common stock of companies in the natural resources and related areas. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), designated as Class B shares. The Old Shares have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares, are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares,

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $5,822,597 at February 28, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 28, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $404,686 and $1,864, respectively and received $10,626 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1999 aggregated $57,916,923 and $107,740,740, respectively.

For the year ended February 28, 1999, the Fund incurred brokerage commissions of $57,167 with DWR for portfolio transactions executed on behalf of the Fund.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

For the year ended February 28, 1999, the Fund incurred $28,737 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregated pension costs for the year ended February 28, 1999 included in Director's fees and expenses in the Statement of Operations amounted to $6,389. At February 28, 1999, the Fund had an accrued pension liability of $52,405 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At February 28, 1999, the Fund had a net capital loss carryover of approximately $6,384,000 which will be available through February 28, 2007 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $5,226,000 during fiscal 1999.

As of February 28, 1999, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $368,840, accumulated net realized loss was credited $53,071 and net investment loss was credited $315,769.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

6. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        FEBRUARY 28, 1999            FEBRUARY 28, 1998*+
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................       87,666   $    1,046,452        27,229   $    407,922
Reinvestment of distributions....................................          383            5,103           673          8,808
Redeemed.........................................................      (42,239)        (490,436)       (5,621)       (78,162)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................       45,810          561,119        22,281        338,568
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................   10,150,338      129,276,569    17,476,686    251,041,315
Reinvestment of dividends and distributions......................      184,797        2,441,170     2,235,739     29,908,674
Redeemed.........................................................  (15,417,509)    (191,663,575)  (17,865,123)  (255,937,003)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) - Class B................................   (5,082,374)     (59,945,836)    1,847,302     25,012,986
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES
Sold.............................................................      448,875        5,948,277       214,875      2,958,438
Reinvestment of distributions....................................        1,001           13,228         2,477         32,320
Redeemed.........................................................     (430,175)      (5,757,346)     (109,573)    (1,457,551)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................       19,701          204,159       107,779      1,533,207
                                                                   -----------   --------------   -----------   ------------
CLASS D SHARES
Sold.............................................................    1,402,605       15,983,255       292,553      4,265,324
Reinvestment of distributions....................................        8,305          110,702        30,695        402,418
Redeemed.........................................................     (842,093)      (9,813,358)      (21,545)      (305,281)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................      568,817        6,280,599       301,703      4,362,461
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) in Fund..................................   (4,448,046)  $  (52,899,959)    2,279,065   $ 31,247,222
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 * For Class A, C and D shares, for the period July 28, 1997 (issue date) through February 28, 1998.
 + On July 28, 1997, 645,861 shares representing $9,326,226 were transferred to Class D.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                    FOR THE YEAR ENDED FEBRUARY 28
                               -------------------------------------------------------------------------
                                   1999          1998*++         1997          1996**          1995
--------------------------------------------------------------------------------------------------------

CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of
 period....................... $    13.81     $    13.34     $    12.70     $    10.77     $    11.82
                                   ------         ------         ------         ------         ------

Income (loss) from investment
 operations:
   Net investment income
   (loss).....................      (0.04)         (0.02)        --               0.06           0.09
   Net realized and unrealized
   gain (loss)................      (3.60)          2.18           2.66           2.53          (0.24)
                                   ------         ------         ------         ------         ------

Total income (loss) from
 investment operations........      (3.64)          2.16           2.66           2.59          (0.15)
                                   ------         ------         ------         ------         ------

Less dividends and
 distributions from:
   Net investment income......     --              (0.01)         (0.02)         (0.04)         (0.12)
   Net realized gain..........      (0.14)         (1.68)         (2.00)         (0.62)         (0.78)
                                   ------         ------         ------         ------         ------

Total dividends and
 distributions................      (0.14)         (1.69)         (2.02)         (0.66)         (0.90)
                                   ------         ------         ------         ------         ------

Net asset value, end of
 period....................... $    10.03     $    13.81     $    13.34     $    12.70     $    10.77
                                   ------         ------         ------         ------         ------
                                   ------         ------         ------         ------         ------

TOTAL RETURN+.................     (26.60)%        16.93%         20.88%         24.32%         (1.26)%

RATIOS TO AVERAGE NET ASSETS:
Expenses......................       1.90%(1)       1.80%          1.84%          1.90%          1.90%

Net investment income
 (loss).......................      (0.20)%(1)      (0.15)%        0.05%          0.52%          0.77%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands....................      $147,527       $273,333       $247,989       $152,661       $132,812

Portfolio turnover rate.......         26%            67%           156%            49%            59%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
**   Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                          FEBRUARY 28,       FEBRUARY 28,
                                                                              1999              1998++
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................      $ 13.87            $ 14.44
                                                                             ------             ------
Income (loss) from investment operations:
   Net investment income..............................................         0.03               0.04
   Net realized and unrealized loss...................................        (3.61)             (0.10)
                                                                             ------             ------
Total loss from investment operations.................................        (3.58)             (0.06)
                                                                             ------             ------
Less distributions from net realized gain.............................        (0.14)             (0.51)
                                                                             ------             ------
Net asset value, end of period........................................      $ 10.15            $ 13.87
                                                                             ------             ------
                                                                             ------             ------
TOTAL RETURN+.........................................................       (26.04)%            (0.22)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.14%(3)           1.11%(2)
Net investment income.................................................         0.56%(3)           0.45%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $691               $309
Portfolio turnover rate...............................................           26%                67%(1)

CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................      $ 13.81            $ 14.44
                                                                             ------             ------
Loss from investment operations:
   Net investment loss................................................        (0.02)             (0.02)
   Net realized and unrealized loss...................................        (3.63)             (0.10)
                                                                             ------             ------
Total loss from investment operations.................................        (3.65)             (0.12)
                                                                             ------             ------
Less distributions from net realized gain.............................        (0.14)             (0.51)
                                                                             ------             ------
Net asset value, end of period........................................      $ 10.02            $ 13.81
                                                                             ------             ------
                                                                             ------             ------
TOTAL RETURN+.........................................................       (26.67)%            (0.64)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.90%(3)           1.87%(2)
Net investment loss...................................................        (0.20)%(3)         (0.23)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,278             $1,488
Portfolio turnover rate...............................................           26%                67%(1)

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                          FEBRUARY 28,       FEBRUARY 28,
                                                                              1999              1998++
-----------------------------------------------------------------------------------------------------------

CLASS D SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period..................................      $ 13.89            $ 14.44
                                                                             ------             ------

Income (loss) from investment operations:
   Net investment income..............................................         0.05               0.07
   Net realized and unrealized loss...................................        (3.61)             (0.11)
                                                                             ------             ------

Total loss from investment operations.................................        (3.56)             (0.04)
                                                                             ------             ------

Less distributions from net realized gain.............................        (0.14)             (0.51)
                                                                             ------             ------

Net asset value, end of period........................................      $ 10.19            $ 13.89
                                                                             ------             ------
                                                                             ------             ------

TOTAL RETURN+.........................................................       (25.86)%            (0.08)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.90%(3)           0.84%(2)

Net investment income.................................................         0.80%(3)           0.82%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $15,454            $13,161

Portfolio turnover rate...............................................           26%                67%(1)

---------------------

 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE
DEVELOPMENT SECURITIES INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Natural Resource Development Securities Inc. (the "Fund"), formerly Dean Witter Natural Resource Development Securities Inc., at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
APRIL 13, 1999

                      1999 FEDERAL TAX NOTICE (UNAUDITED)

       During the fiscal year ended February 28, 1999, 47.63% of the income dividends qualified for the dividends received deduction available to corporations.

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
David F. Myers
Vice President
Catherine Maniscalco
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
NATURAL RESOURCE
DEVELOPMENT
SECURITIES


                                   [PHOTO]


ANNUAL REPORT
FEBRUARY 28, 1999